SCHEDULE 14C INFORMATION
(Rule 14c-101)

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Filed by the Registrant [X] Filed by a party other than the Registrant [   ]
Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

QUANTITATIVE METHODS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement,
if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

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INFORMATION STATEMENT
TO STOCKHOLDERS
OF
QUANTITATIVE METHODS CORPORATION
1212 Redpath Crescent
Montreal, Quebec, Canada H3G 2K1
----------------------------------------------------

THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY
THE BOARD OF DIRECTORS OF THE COMPANY.
WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

This Information Statement is furnished to holders of shares of common stock, $0.001 par value (the “Common Stock”), of Quantitative Methods Corporation (the “Company”) to notify such stockholders that on or about January 17, 2007, the Company received written consents in lieu of a meeting of stockholders from holders of a majority of the shares of Common Stock representing in excess of 50.1 % of the total issued and outstanding shares of voting stock of the Company (the “Majority Stockholders”) approving the Certificate of Amendment to the Certificate of Incorporation of the Company, pursuant to which the Company's name will change to “M45 Mining Resources Inc.” (the “Name Change”).

This Information Statement describing the approval of the Name Change (the “Stockholder Matter”) is first being mailed or furnished to the Company's stockholders on or about March 19, 2007, and such matters shall not become effective until at least 10 days thereafter. Expenses in connection with the distribution of this Information Statement will be paid by the Company and are anticipated to be less than $7,500.

The Board of Directors knows of no other matters other than those described in this Information Statement which have been recently approved or considered by the holders of a majority of the shares of the Company's voting stock.

OUTSTANDING VOTING SECURITIES

As of February 1, 2007 (the “Record Date”), out of the 25,000,000 shares of Common Stock authorized there were 17,550,000 shares of Common Stock issued and outstanding.

Only holders of record of the Common Stock at the close of business on the Record Date were entitled to participate in the written consent of the Company's stockholders. Each share of Common Stock was entitled to one (1) vote.

The Company’s Board of Directors approved this action as of January 17, 2007 and recommended that the Articles of Incorporation be amended in order to effectuate the name change.

The proposed Amendment to the Articles of Incorporation to amend the name of the Corporation to “M45 Mining Resources Inc.” will be filed with the Nevada Secretary of State on or about March 19, 2007. If the proposed Amendment were not adopted by written majority shareholder consent, it would have been necessary for this action to be considered by the Company’s shareholders at a special shareholder's meeting convened for the specific purpose of approving the Amendment.

The elimination of the need for a special meeting of the shareholders to approve the Amendment is authorized by Section 78.320 of the Nevada Revised Statutes, (the “Nevada Law”). This Section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less that the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting. According to this Section 78.390 of the Nevada Law, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to amend the Company's Articles of Incorporation. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Amendment as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company voted to utilize the written consent of the majority shareholders of the Company.

The Board of Directors of the Company has determined that all Shareholders ARE NOT REQUIRED to return their certificates to have them re-issued by the Transfer Agent.

PRINCIPAL STOCKHOLDERS

The following table sets forth information as of March 5, 2007, 2006, with respect to the beneficial ownership of the 17,550,000 outstanding shares of the Company's Common Stock by (i) each person known by the Company to beneficially own five percent or more of the outstanding shares; (ii) the Company's officers and directors; and (iii) the Company's officers and directors as a group. A person is deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within sixty (60) days.

Name of Shareholder	No. of Common	% ownership
MacGuyver Enterprises Ltd. (1)	415,000	*

E.A.S. Mcquiston Holdings Ltd. (1)	390,000	*

Prestige International Growth Fund Ltd. (1)	350,000	*

Euro Holdings, Inc. (1)	8,226,000	46.9
55566779 (1)	500,000	*

Total	9,831,000	56.0

*	less than 5%
(1)	Controlled by Andrea Cortelazzi. If ownership of all corporations is added together the total percentage of ownership for Mr. Cortelazzi is 56.0 pecent

Executive Compensation.

As at March 31, 2006, no compensation was awarded to, earned by or paid to any of the Company's directors and/or executive officers for their respective services rendered to the Company, nor have they received any such compensation in the past. They were however, entitled to receive reimbursement for actual, demonstrable out-of- pocket expenses, including travel expenses, if any, made on the Company's behalf. The directors and/or officers have agreed to act without compensation until the Board of Directors adopts a plan of compensation, in accordance with their responsibilities; however this is not expected to occur until the Company has generated revenue from operations.

The Company has not adopted any retirement, pension, profit sharing, stock option or insurance programs or other similar programs for the benefit of our directors, officers and/or employees. None of our executive officers or directors owned any securities exercisable for or convertible into our Common Stock as of March 31, 2006.

DESCRIPTION OF THE STOCKHOLDER MATTER

Approval of the Certificate of Amendment to the Company's Certificate of Incorporation and related actions.
The Board of Directors (the “Board”) by unanimous written consent dated as of January 17, 2007, and certain stockholders (the “Majority Stockholders”), owning a majority of issued and outstanding capital stock of the Company entitled to vote, by written consent dated as of January 17, 2007, approved and adopted resolutions to amend the Company's Certificate of Incorporation. The Certificate of Amendment to the Company's Certificate of Incorporation, already filed with the Secretary of State of the State of Nevada changed the Company's name to “M45 Mining Resources Inc.” or such similar available name, and will not be effective earlier than 20 days after the mailing of this Information Statement.

Purpose of Proposed Name Change

Based upon the acquisition of certain mining claims from Exploration Miniere Grenville Inc., we thought it best to put forward this name change so as to more accurately reflect the nature of the business we are engaged in.

Procedure for the Approval of the Certificate of Amendment to the Company's Certificate of Incorporation.

The elimination of the need for a special meeting of the shareholders to approve the Amendment is authorized by Section 78.320 of the Nevada Revised Statutes, (the “Nevada Law”). This Section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less that the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting. According to this Section 78.390 of the Nevada Law, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to amend the Company's Articles of Incorporation. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Amendment as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company voted to utilize the written consent of the majority shareholders of the Company.

Required Approvals Obtained

The Board, by its unanimous written consent (the “Board Consent”), adopted resolutions approving the Certificate of Amendment to the Company's Certificate of Incorporation to amend the name of the Corporation to “M45 Mining Resources Inc.” On the Record Date, the only issued and outstanding shares of the Company's capital stock entitled to vote on the proposed amendment were 17,550,000 shares of the Company's common stock, par value $.001 per share (the “Common Stock”), of which the Majority Stockholders held in excess of 51% of the total stock entitled to vote on the proposed amendment. On January 17, 2007, the Majority Stockholders, by written consent in lieu of a meeting, approved the Certificate of Amendment to the Company's Certificate of Incorporation, a copy of which is attached to this Information Statement as Exhibit A. No further consents, votes or proxies are or were necessary to effect the approval of Certificate of Amendment to the Company's Certificate of Incorporation.

Dissenters' Rights of Appraisal.

Under Nevada Law, our dissenting shareholders, if any, are not entitled to appraisal rights with respect to our amendment, and we will not independently provide our shareholders with any such right.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and 10-QSB (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street, NW Washington, D.C, 20459. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, NW Washington, D.C 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

The following documents as filed with the Commission by the Company are incorporated herein by reference:
(1)    Quarterly Report on Form 10-QSB for the quarter ended December 31, 2006;
(2)    Quarterly Report on Form 10-QSB for the quarter ended September 20, 2006
(3)    Quarterly Report on Form 10-QSB for the quarter ended June 30, 2006; and
(3)    Annual Report on Form 10-KSB, as amended for the year ended March 31, 2006

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT, PLEASE CONTACT:

By order of the Board of Directors of
M45 Mining Resources Inc.
1212 Redpath Crescent
Montreal, Quebec, Canada H3G 2K1
March 7, 2007

By: /s/ Pierre C. Miron
Name:  Pierre C. Miron
Title:    Director

_________________
Name: Michel Roy
Title:   Director

/s/ Helga Leuth
Name: Helga Leuth
Title:   Director

Exhibit A

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF

M45 MINING RESOURCES INC.

STATE OF NEVADA

ROSS MILLER
Secretary of State

OFFICE OF THE
SECRETARY OF STATE

SCOTT W. ANDERSON
Deputy Secretary for Commercial Recordings

1212 REDPATH CRESCENT
MONTREAL
QUEBEC, CANADA, XX HCG 2KI

February 10, 2007

Job Number: C20070208-0644

Job Contents:

NV Corp Filing Acknowledgement(s):	1
File Stamped Copy(s):	1

Special Handling Instructions:

1FSC RTN REG MAIL 02-12-07

1212 REDPATH CRESCENT
MONTREAL
QUEBEC, CANADA, XX HCG 2KI

STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Filing Acknowledgement

February 5, 2007

Job Number	**Reserved Name Number**	
C20070208-0644	E0094582007-1	
Filing Description	**Document Filing Number**	**Date/Time of Filing**
Name Reservation	20070091364-62	February 5, 2007 07:34:06 AM

Reserved Name Name	**Owner**
M45 MINING RESOURCES, INC.	ANDREA CORTELLAZZI

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recordings Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

ROSS MILLER
Secretary of State

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number 20070091364-62
Ross Miller Secretary of State State of Nevada	Filing Date and Time 02/05/2007 7:34 AM Entity Number E0094582007-1

Name Reservation Request

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

I, ANDREA CORTELLAZZI, hereby request that the name

M45 Mining Resources, Inc.

be reserved for the period of 90 days.

Please mail my confirmation to:

Name: Andrea Cortellazzi

Address: 1212 Redpath Crescent

City: Montreal

State: Quebec Zip: H3G 2K1

Notes:

FILING FEE: $25.00

This form must be accompanied by appropriate fee.

Nevada Secretary of State Name Reservation 2007
Revised on: 01/01/07